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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)            January 6, 1998
                                                      --------------------------

                         SEARCH FINANCIAL SERVICES INC.
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               (Exact name of registrant as specified in charter)

             DELAWARE                              0-9539                          41-1356819
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 (State or other jurisdiction of          (Commission File Number)     (I.R.S. Employer Identification No.)
      incorporation)

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            600 N. PEARL STREET
                SUITE 2500
               DALLAS, TEXAS                                75201-2899
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 (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code                (214) 965-6000
                                                   -----------------------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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ITEM 5.          OTHER EVENTS.

         Registrant announced on January 6, 1998 that it and its subsidiary, MS
Financial, Inc. ("MSF"), had reached agreement in principle to restructure the Loan Agreement dated July 31, 1997 among MSF, Registrant, Fleet Bank, N.A. as
Agent and the financial institutions that are parties thereto as Banks (the
"Loan Agreement").

         The agreement in principle provides, among other things, that the Banks would waive the requirement that the principal amount of the loans outstanding under the $70 million Loan Agreement be reduced to $50 million at December 31, 1997. In addition, the maturity date of the loans would be advanced to March 31, 1998 from July 31, 1998 and the requirement to reduce the outstanding balance of the loans prior to maturity would be eliminated.
Implementation of the agreement in principle is subject to various conditions, including approval by each Bank's internal credit committee and execution of definitive documentation. Pending such implementation, the Banks have extended the date for the required reduction to January 15, 1998.

         Registrant also announced on January 6, 1998 that it was continuing to negotiate with Hall Phoenix/Inwood, Ltd.  ("HPIL") to restructure its $5 million subordinated indebtedness to HPIL.  HPIL has sent Registrant notice of default under, and acceleration of, the indebtedness based on Registrant not paying dividends on its preferred stock for the quarter ended September 30,
1997.  Registrant announced also that HPIL had filed suit in the District Court of Dallas County, Texas against Registrant and two of its subsidiaries that guaranteed payment of the indebtedness seeking payment of the indebtedness, interest, costs and attorney's fees and appointment of a receiver for
Registrant and the two subsidiaries.  Registrant believes appointment of a receiver is unwarranted and intends to defend itself vigorously if a mutually satisfactory restructuring of the subordinated debt is not agreed upon.
Resolution of this matter with HPIL is also a condition to implementation of the restructuring of the Loan Agreement.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SEARCH FINANCIAL SERVICES INC.



                                        By:   /s/ Ellis A. Regenbogen
                                              ----------------------------------
                                              Ellis A. Regenbogen
                                              Executive Vice President

Dated:   January 8, 1998